EXHIBIT 23.1


                      CONSENT OF WEAVER AND TIDWELL, L.L.P.


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 21, 2003, which appears in the Essxsport Corp. Annual Report on Form 10-KSB for the year ended August 31, 2003, which is incorporated herein by reference.


By:      /s/ Weaver and Tidwell, L.L.P.
         -----------------------------------
WEAVER AND TIDWELL, L.L.P.



March 3, 2004



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